EXHIBIT 5.2
[LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]
June 8, 2012
To Each of the Persons Listed
 on Schedule A Attached Hereto
          Re:       Registration Statement on Form F-4
Ladies and Gentlemen:
          We have acted as special Delaware counsel for each of the Delaware limited liability companies listed on Schedule B attached hereto (each, an “LLC” and collectively, the “LLCs”) and each of the Delaware limited partnerships listed on Schedule C attached hereto (each, a “Partnership” and jointly the “Partnerships”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.
          For purposes of giving the opinions hereinafter set forth, we have examined executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:
          (a) Each of the documents listed on Schedule D attached hereto (collectively, the “LLC Certificates”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);
          (b) Each of the documents listed on Schedule E attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”);
          (c) Each of the documents listed on Schedule F attached hereto (collectively, the “LP Certificates”), as filed in the office of the Secretary of State;
          (d) Each of the documents listed on Schedule G attached hereto (each, a “Partnership Agreement” and collectively, the “Partnership Agreements”);
          (e) Each of the Resolutions (as defined in the Officer’s Certificates (as defined below));

To Each of the Persons Listed
 on Schedule A Attached Hereto
June 8, 2012

          (f) Each of the documents listed on Schedule H attached hereto (collectively, the “Transaction Documents”);
          (g) Certificates of an officer of each of the Companies (as defined below), each dated June 8, 2012 (collectively, the “Officer’s Certificates”), as to certain matters; and
          (h) A Certificate of Good Standing for each of the Companies (as defined below), each dated June 7, 2012, obtained from the Secretary of State.
          The LLCs and the Partnerships are hereinafter referred to collectively as the “Companies.” The LLC Certificates and the LP Certificates are hereinafter referred to collectively as the “Certificates.” The Companies other than Issuer LLC (as defined in Schedule C attached hereto) are referred to herein collectively as the “Board-Managed Companies.”
          This opinion is based upon our review of the documents listed in paragraphs (a) through (h) above and we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to in or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.
          With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.
          For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) that at all times since the formation of each of Mexico Holdings, CSI Mexico, Packaging LLC and Reynolds Food (each as defined in Schedule D attached hereto) until February 29, 2008, there has been at least one member of such LLC, (iii) that at all times since the formation of Retirement (as defined in Schedule D attached hereto) until November 16, 2010, there has been at least one member of such LLC, (iv) that at all times since the formation of GPACSUB (as defined in Schedule D attached hereto) until August 19, 2011, there has been at least one member of such LLC, (v) that at all times since the formation of each of the Partnerships until September 6, 2011, there has been at least one limited partner and one general partner of such Partnership who were different persons or entities, (vi) except to the extent provided in paragraphs 1 and 6 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us

To Each of the Persons Listed
 on Schedule A Attached Hereto
June 8, 2012

under the laws of the jurisdiction governing its organization, formation or creation, (vii) the legal capacity of natural persons who are signatories to the documents examined by us, (viii) except to the extent provided in paragraphs 2 and 7 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (ix) except to the extent provided in paragraphs 3, 4, 8 and 9 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us. We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.
          This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.
          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:
          1. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”).
          2. Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its LLC Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.
          3. The execution and delivery by each of the LLCs of the Transaction Documents to which it is a party, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its LLC Agreement.
          4. Each of the LLCs has duly executed and delivered the Transaction Documents to which it is a party under the LLC Act and under its LLC Agreement.
          5. The execution, delivery and performance by each of the LLCs of the Transaction Documents to which it is a party do not violate (i) its LLC Agreement, or (ii) the LLC Act.
          6. Each of the Partnerships has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) (the “LP Act”).

To Each of the Persons Listed
 on Schedule A Attached Hereto
June 8, 2012

          7. Each of the Partnerships has all necessary partnership power and authority under the LP Act and under its Partnership Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.
          8. The execution and delivery by each of the Partnerships of the Transaction Documents to which it is a party, and the performance by each of the Partnerships of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of such Partnership under the LP Act and under its Partnership Agreement.
          9. Each of the Partnerships has duly executed and delivered the Transaction Documents to which it is a party under the LP Act and under its Partnership Agreement.
          10. The execution, delivery and performance by each of the Partnerships of the Transaction Documents to which it is a party do not violate (i) its Partnership Agreement, or (ii) the LP Act.
          The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:
          A. We note that notwithstanding any covenants to the contrary contained in the Transaction Documents (i) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act, and (ii) a partner of either of the Partnerships has the right or power to apply to or petition a court to decree a dissolution of such Partnership pursuant to Section 17-802 of the LP Act.
          B. The opinions expressed in paragraphs 4 and 9 above are based upon our review of the LLC Agreements, the Partnership Agreements, the Resolutions (as defined in the Officer’s Certificates), the Officer’s Certificates and counterpart signature pages to the Transaction Documents.
          C. We have assumed that (i) at all times since the formation of GPLC (as defined in Schedule F attached hereto) until February 1, 2004, GPLC (A) was governed by a written partnership agreement, and (B) did not dissolve pursuant to its partnership agreement or by operation of law, (ii) any assignment or transfer of partnership interests in GPLC to an assignee, and the admission of such assignee as a partner of GPLC, were accomplished in accordance with, and were permitted by, the partnership agreement of GPLC as in effect at the time of such assignment or admission, and that GPLC was continued without dissolution, (iii) any assignment or transfer of partnership interests in GPCLP (as defined in Schedule F attached hereto) to an assignee, and the admission of such assignee as a partner of GPCLP, were accomplished in accordance with, and were permitted by, the partnership agreement of GPCLP as in effect at the time of such assignment or admission, and that GPCLP was continued without

To Each of the Persons Listed
 on Schedule A Attached Hereto
June 8, 2012

dissolution, and (iv) GPCLP executed the LLC Agreement of GPC Sub (as defined in Schedule D attached hereto) and is listed on Schedule A thereto.
          D. We note that a certificate of conversion of Pactiv Management Company (formerly known as Tenneco Management Company), a Delaware corporation (“Management Corporation”), was filed in the office of the Secretary of State simultaneously with the filing of the Management LLC Certificate (as defined in Schedule C attached hereto). In rendering the opinions set forth above, we express no opinion as to the conversion of Management Corporation to Management LLC (as defined in Schedule C attached hereto) or the effect thereof. In addition, we have assumed that since the formation of Management LLC until November 16, 2010, the bylaws of Management Corporation constituted the limited liability company agreement (within the meaning of the LLC Act) of Management LLC and that the references to “stockholders,” “corporation,” “directors” and “Board of Directors” therein were references to the members, directors and the board of directors of Management LLC or to Management LLC, as applicable.
          We understand that you, and the holders of the Notes (as defined below), will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In addition, we understand that Debevoise & Plimpton LLP (“Debevoise”) will rely as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof relating to the Company. In connection with the foregoing, we hereby consent to your, the holders’ of the Notes (as defined below) and Debevoise’s relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. In addition, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form F-4, with registration number 333-177693, relating to the offer to exchange the old notes (as defined in the Prospectus attached thereto (the “Prospectus”)) for the new notes (as defined in the Prospectus) (collectively, the “Notes”), as proposed to be filed by Reynolds Group Issuer Inc., Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A. with the Securities and Exchange Commission on or about the date hereof. Furthermore, we consent to the use of our name under the heading “Validity of the Securities” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.
Very truly yours,
/s/ Richards, Layton & Finger, P.A.
SXL/MYK/AWS

Schedule A
Reynolds Group Issuer Inc.
Reynolds Group Issuer (Luxembourg) S.A.
Reynolds Group Issuer LLC

Schedule B
LLCs
Reynolds Group Issuer LLC
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
Reynolds Packaging LLC
Reynolds Food Packaging LLC
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Management Company LLC
Reynolds Consumer Products Holdings LLC
SIG Holding USA, LLC
Reynolds Packaging Holdings LLC
Pactiv LLC
BCP/Graham Holdings L.L.C.
GPC Holdings LLC
GPACSUB LLC
GPC Opco GP LLC
GPC Sub GP LLC
Graham Packaging LP Acquisition LLC
Graham Packaging GP Acquisition LLC

Schedule C
Partnerships
Graham Packaging Company, L.P.
Graham Packaging LC, L.P.

Schedule D
LLC Certificates
          1. The Certificate of Formation of Reynolds Group Issuer LLC, a Delaware limited liability company (“Issuer LLC”), dated as of September 16, 2009, as filed in the office of the Secretary of State on September 17, 2009, together with the Certificate of Merger, dated as of November 5, 2009, as filed in the office of the Secretary of State on November 5, 2009, together with the Certificate of Merger, dated November 16, 2010, as filed in the office of the Secretary of State on November 16, 2010, and together with the Certificate of Merger, dated September 8, 2011, as filed in the office of the Secretary of State on September 8, 2011.
          2. The Certificate of Formation of Closure Systems Mexico Holdings LLC, a Delaware limited liability company (“Mexico Holdings”), dated November 30, 2007, as filed in the office of the Secretary of State on November 30, 2007, as amended by the Certificate of Amendment to Certificate of Formation of Mexico Holdings, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.
          3. The Certificate of Formation of CSI MEXICO LLC, a Delaware limited liability company (“CSI Mexico”), dated November 30, 2007, as filed in the office of the Secretary of State on November 30, 2007, as amended by the Certificate of Amendment to Certificate of Formation of CSI Mexico, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.
          4. The Certificate of Formation of Reynolds Packaging LLC (formerly known as Alcoa Flexible Packaging LLC and ALCOA PACKAGING LLC), a Delaware limited liability company (“Packaging LLC”), dated November 19, 2004, as filed in the office of the Secretary of State on November 19, 2004, as amended by the Certificate of Amendment of Packaging LLC, dated January 6, 2006, as filed in the office of the Secretary of State on January 9, 2006, as further amended by the Certificate of Amendment of Packaging LLC, dated January 5, 2007, as filed in the office of the Secretary of State on January 10, 2007, as further amended by the Certificate of Amendment to Certificate of Formation of Packaging LLC, dated February 29, 2008, as filed in the office of the Secretary of State on February 29, 2008, and as further amended by the Certificate of Amendment to Certificate of Formation of Packaging LLC, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.
          5. The Certificate of Formation of Reynolds Food Packaging LLC, a Delaware limited liability company (“Reynolds Food”), dated November 19, 2004, as filed in the office of the Secretary of State on November 19, 2004, as amended by the Certificate of Amendment of Reynolds Food, dated January 5, 2007, as filed in the office of the Secretary of State on January 10, 2007, as corrected by the Certificate of Correction to the Certificate of Amendment of Reynolds Food, dated February 26, 2008, as filed in the office of the Secretary of State on February 26, 2008, and as further amended by the Certificate of Amendment to Certificate of Formation of Reynolds Food, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.
          6. The Certificate of Formation of Pactiv Factoring LLC, a Delaware limited liability company (“Factoring”), dated September 15, 2000, as filed in the office of the Secretary of State on September 15, 2000, as amended by the Certificate of Amendment of Factoring, dated August 8, 2001, as filed in the office of the Secretary of State on August 8, 2001.
          7. The Certificate of Formation of Pactiv RSA LLC, a Delaware limited liability company (“RSA”), dated September 15, 2000, as filed in the office of the Secretary of State on September 15, 2000, as amended by the Certificate of Amendment of RSA, dated August 8, 2001, as filed in the office of the Secretary of State on August 8, 2001.
          8. The Certificate of Formation of Pactiv Retirement Administration LLC, a Delaware limited liability company (“Retirement”), dated June 24, 2009, as filed in the office of the Secretary of State on June 24, 2009.
          9. The Certificate of Formation of Pactiv Management Company LLC, a Delaware limited liability company (“Management LLC”), dated December 20, 2002 (the “Management LLC Certificate”), as filed in the office of the Secretary of State on December 30, 2002.
          10. The Certificate of Incorporation of Reynolds Consumer Products Holdings LLC (formerly known as Reynolds Consumer Products Holdings, Inc.), a Delaware limited liability company (“RCPH”), dated January 11, 2008, as filed in the office of the Secretary of State on January 11, 2008, as amended by the Certificate of Amendment of Certificate of Incorporation of RCPH, dated February 15, 2008, as filed in the office of the Secretary of State on February 15, 2008, together with the Certificate of Change of Location of Registered Office and of Registered Agent, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009, as amended by the Certificate of Conversion of RCPH, dated as of December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, and as further amended by the Certificate of Formation of RCPH, dated December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011.
          11. The Certificate of Incorporation of SIG Holding USA, LLC (formerly known as SIG Holding USA, Inc.), a Delaware limited liability company (“SIG Holding”), dated December 19, 1980, as filed in the office of the Secretary of State on December 19, 1980, together with the Certificate of Ownership and Merger, effective January 1, 1985, as filed in the office of the Secretary of State on December 31, 1984, together with the Certificate of Ownership and Merger, dated April 10, 2007, as filed in the office of the Secretary of State on April 13, 2007, as amended and restated by the Amended and Restated Certificate of Incorporation of SIG Holding, dated November 1, 2007, as filed in the office of the Secretary of State on November 1, 2007, as amended by the Certificate of Conversion of SIG Holding, dated as of December 20, 2011, as filed in the office of the Secretary of State on December 20, 2011, and as further amended by the Certificate of Formation of SIG Holding, dated December 20, 2011, as filed in the office of the Secretary of State on December 20, 2011.
          12. The Certificate of Incorporation of Reynolds Packaging Holdings LLC (formerly known as Reynolds Packaging Inc.), a Delaware limited liability company (“Packaging”), dated January 11, 2008, as filed in the office of the Secretary of State on January 11, 2008, as amended by the Certificate of Amendment of Certificate of Incorporation of Packaging, dated February 15, 2008, as filed in the office of the Secretary of State on February 15, 2008, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated February 3, 2009, as filed in the office of the Secretary of State on

February 5, 2009, as modified by the Certificate of Ownership Merging Mt. Vernon Plastics Corporation, a Delaware corporation, with and into Packaging, dated December 23, 2009, as filed in the office of the Secretary of State on December 23, 2009, as modified by the Certificate of Ownership Merging IPC Inc., a Delaware corporation with and into Packaging, dated December 23, 2009, as filed in the office of the Secretary of State on December 23, 2009, and as further modified by the Certificate of Ownership Merging Crystal Thermoplastics, Inc., a Rhode Island corporation, with and into Packaging, dated December 24, 2009, as filed in the office of the Secretary of State on January 21, 2010, as further amended by the Certificate of Conversion of Packaging, dated as of December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, as further amended by the Certificate of Formation of Packaging, dated December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Packaging, as filed in the office of the Secretary of State on April 26, 2012.
          13. The Certificate of Incorporation of Pactiv LLC (formerly known as PKG Corporation, Packaging Corporation of America, Tenneco Packaging Inc. and Pactiv Corporation), a Delaware limited liability company (“Pactiv”), dated April 19, 1965, as filed in the office of the Secretary of State on April 19, 1965, as amended by the Certificate of Amendment of Certificate of Incorporation of Pactiv, dated June 8, 1965, as filed in the office of the Secretary of State on June 8, 1965, as supplemented by the Certificate of Ownership and Merger, dated April 20, 1967, as filed in the office of the Secretary of State on April 26, 1967, as further supplemented by the Certificate of Ownership and Merger, dated December 11, 1967, as filed in the office of the Secretary of State on December 22, 1967, as further supplemented by the Certificate of Ownership and Merger, dated December 30, 1970, as filed in the office of the Secretary of State on December 31, 1970, as further supplemented by the Certificate of Ownership and Merger, dated January 4, 1971, as filed in the office of the Secretary of State on January 4, 1971, as further supplemented by the Certificate of Ownership and Merger, dated March 26, 1973, as filed in the office of the Secretary of State on April 9, 1973, as further supplemented by the Certificate of Ownership and Merger, dated December 31, 1975, as filed in the office of the Secretary of State on December 31, 1975, as further supplemented by the Certificate of Ownership and Merger, dated December 28, 1981, as filed in the office of the Secretary of State on December 29, 1981, as further supplemented by the Certificate of Ownership and Merger, dated November 11, 1985, as filed in the office of the Secretary of State on December 11, 1985, as further supplemented by the Certificate of Ownership and Merger, dated November 1, 1986, as filed in the office of the Secretary of State on December 16, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated January 1, 1987, as filed in the office of the Secretary of State on February 3, 1987, as further supplemented by the Certificate of Ownership and Merger, dated December 7, 1987, as filed in the office of the Secretary of State on December 31, 1987, as further supplemented by the Certificate of Ownership and Merger, dated May 16, 1988, as filed in the office of the Secretary of State on May 31, 1988, as further supplemented by the Certificate of Ownership and Merger, dated May 16, 1988, as filed in the office of the Secretary of State on June 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated July 8, 1988, as filed in the office of the Secretary of State on August 3, 1988, as further supplemented by the Certificate of Ownership and Merger, dated August 18, 1988, as filed in the office of the Secretary of State on September 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated September 7, 1988, as filed in the office of the Secretary of State on September 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated as of November 4, 1992, as filed in the office of the Secretary of State on November 25, 1992, as further amended by the Certificate of Amendment of Certificate of Incorporation of Pactiv, dated August 31, 1995, as filed in the office of the Secretary of State on November 2, 1995, as further supplemented by the Certificate of Ownership and Merger, dated as of June 12, 1997, as filed in the office of the Secretary of State on June 18, 1997, as further supplemented by the Certificate of Merger, dated as of October 29, 1999, as filed in the office of the Secretary of State on October 29, 1999, as amended and restated by the Restated Certificate of Incorporation of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further amended by the Certificate of Amendment of Restated Certificate of Incorporation of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further supplemented by the Certificate of Designation of Series A Junior Participating Preferred Stock of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further supplemented by the Certificate of Ownership, dated October 25, 2001, as filed in the office of the Secretary of State on October 29, 2001, as further supplemented by the Certificate of Ownership and Merger, dated March 21, 2003, as filed in the office of the Secretary of State on March 27, 2003, and as further supplemented by the Certificate of Merger, dated as of November 16, 2010, as filed in the office of the Secretary of State on November 16, 2010, as further amended by the Certificate of Conversion of Pactiv, dated as of December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, and as further amended by the Certificate of Formation of Pactiv, dated December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011.
          14. The Certificate of Formation of BCP/Graham Holdings L.L.C., a Delaware limited liability company (“BCP”), dated December 12, 1997, as filed in the office of the Secretary of State on December 12, 1997, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of BCP, as filed in the office of the Secretary of State on May 7, 2012.
          15. The Certificate of Formation of GPC Holdings LLC, a Delaware limited liability company (“GPC”), dated July 13, 2011, as filed in the office of the Secretary of State on July 13, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC, as filed in the office of the Secretary of State on May 7, 2012.
          16. The Certificate of Formation of GPACSUB LLC, a Delaware limited liability company (“GPACSUB”), dated August 28, 2007, as filed in the office of the Secretary of State on August 28, 2007, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPACSUB, as filed in the office of the Secretary of State on May 7, 2012.
          17. The Certificate of Formation of GPC Opco GP LLC, a Delaware limited liability company (“GPC Opco”), dated January 5, 1998, as filed in the office of the Secretary of State on January 5, 1998, as amended by the Certificate of Amendment of GPC Opco, dated December 22, 1999, as filed in the office of the Secretary of State on January 3, 2000, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC Opco, as filed in the office of the Secretary of State on May 7, 2012.

          18. The Certificate of Formation of GPC Sub GP LLC, a Delaware limited liability company (“GPC Sub”), dated January 5, 1998, as filed in the office of the Secretary of State on January 5, 1998, as restored by the Certificate to Restore to Good Standing of GPC Sub, dated June 23, 1999, as filed in the office of the Secretary of State on June 24, 1999, as amended by the Certificate of Amendment of GPC Sub, dated January 17, 2000, as filed in the office of the Secretary of State on March 28, 2000, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC Sub, as filed in the office of the Secretary of State on May 7, 2012.
          19. The Certificate of Formation of Graham Packaging LP Acquisition LLC, a Delaware limited liability company (“LP Acquisition”), dated August 31, 2010, as filed in the office of the Secretary of State on August 31, 2010, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of LP Acquisition, as filed in the office of the Secretary of State on May 7, 2012.
          20. The Certificate of Formation of Graham Packaging GP Acquisition LLC, a Delaware limited liability company (“GP Acquisition”), dated August 31, 2010, as filed in the office of the Secretary of State on August 31, 2010, together with the Certificate of Ownership and Merger, dated October 1, 2010, as filed in the office of the Secretary of State on November 12, 2010, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GP Acquisition, as filed in the office of the Secretary of State on May 7, 2012.

Schedule E
LLC Agreements
          1. The Limited Liability Company Agreement of Issuer LLC, dated as of October 8, 2009, entered into by Reynolds Group Holdings Inc., as sole member.
          2. The Limited Liability Company Agreement of Mexico Holdings, dated as of November 30, 2007, entered into by Alcoa International Holdings Company (“AIHC”), as sole member, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between AIHC, as transferor, and Closure Systems International B.V. (“Closure B.V.”), as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Mexico Holdings, dated as of February 29, 2008, entered into by Closure B.V., as sole member.
          3. The Limited Liability Company Agreement of CSI Mexico, dated as of November 30, 2007, entered into by Alcoa Securities Corporation (“ASC”), as sole member, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between ASC, as transferor, and Closure B.V., as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of CSI Mexico, dated as of February 29, 2008, entered into by Closure B.V., as sole member.
          4. The Limited Liability Company Agreement of Packaging LLC, dated as of November 19, 2004, entered into by Crystal Thermoplastics, Inc. (“CTI”), Reynolds Metals Company (“RMC”) and Ultra Pac, Inc. (“UPI”), as members, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between RMC, as transferor, and Reynolds Packaging Inc. (“Packaging”), as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Packaging LLC, dated as of February 29, 2008, entered into by Packaging, CTI, PLASTOFILM INDUSTRIES, INC. and Mt. Vernon Plastics Corporation (“Mt. Vernon”), as members.
          5. The Limited Liability Company Agreement of Reynolds Food, dated as of November 19, 2004, entered into by BAKERS CHOICE PRODUCTS, INC., IPC, INC. (“IPC”), Mt. Vernon, RMC and UPI, as members, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between RMC, as transferor, and Packaging, as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Reynolds Food, dated as of February 29, 2008, entered into by Packaging, IPC, Mt. Vernon and UPI, as members, and as further amended by the Assignment of Limited Liability Company Interest and Amendment to the Amended and Restated Limited Liability Company Agreement of Reynolds Food, dated as of February 9, 2011, between UPI, as assignor, and Packaging, as assignee.
          6. The Limited Liability Company Agreement of Factoring, dated December 28, 2000, entered into by Pactiv, as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Factoring, dated as of November 16, 2010, entered into by Pactiv, as sole member.
          7. The Limited Liability Company Agreement of RSA, dated December 28, 2000, entered into by Factoring, as sole equity member, and Andrew L. Stidd, as special member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of RSA, dated as of November 16, 2010, entered into by Factoring, as sole member.
          8. The Limited Liability Company Agreement of Retirement, dated June 24, 2009, entered into by Pactiv, as sole member, as amended by the First Amendment thereto, dated July 1, 2009, entered into by Pactiv and Retirement, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Retirement, dated as of November 16, 2010, entered into by Factoring, as sole member.
          9. The Limited Liability Company Agreement of Management LLC, dated as of November 16, 2010, entered into by Pactiv, as sole member.
          10. The Limited Liability Company Agreement of RCPH, dated as of December 31, 2011, entered into by RenPac Holdings Inc., a Delaware corporation (“RenPac”), as sole member.
          11. The Limited Liability Company Agreement of SIG Holding, dated as of December 31, 2011, entered into by Reynolds Group Holdings Inc., a Delaware corporation, as sole member.
          12. The Limited Liability Company Agreement of RCPH, dated as of December 31, 2011, entered into by RenPac, as sole member.
          13. The Limited Liability Company Agreement of Pactiv, dated as of December 31, 2011, entered into by RenPac, as sole member.
          14. The Limited Liability Company Agreement of BCP, dated as of December 12, 1997, made by Graham Packaging Company Inc. (formerly known as BMP/Graham Holdings Corporation), a Delaware corporation (“Graham Packaging”), as sole member.
          15. The Limited Liability Company Agreement of GPC, dated as of July 13, 2011, made by Graham Packaging, as sole member.
          16. The Limited Liability Company Agreement of GPACSUB, dated as of September 27, 2007, entered into by Graham Packaging Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of GPACSUB, dated as of August 19, 2011, entered into by Graham Packaging Plastic Products Inc., a Delaware corporation (“Plastic Products”), as sole member, as amended by the Acknowledgment of Assignment of Limited Liability Company Interest and Amendment to Amended and Restated Limited Liability Company Agreement of GPACSUB, dated as of September 6, 2011, entered into by Acquisition Corp. and Plastic Products.
          17. The Limited Liability Company Agreement of GPC Opco, dated as of January 5, 1998, entered into by GPHC, as sole member.
          18. The Limited Liability Company Agreement of GPC Sub, dated as of January 5, 1998, entered into by GPCLP (as defined in Schedule F attached hereto), as sole member.

          19. The Limited Liability Company Agreement of LP Acquisition, dated as of August 31, 2010, entered into by Graham Packaging PET Technologies Inc. (“PET Technologies”), as sole member.
          20. The Limited Liability Company Agreement of GP Acquisition, dated as of August 31, 2010, entered into by PET Technologies, as sole member.

Schedule F
LP Certificates
          1. The Certificate of Limited Partnership of Graham Packaging Company, L.P. (formerly known as Graham Packaging Holdings I, L.P.), a Delaware limited partnership (“GPCLP”), dated September 20, 1994, as filed in the office of the Secretary of State on September 21, 1994, as restored by the Certificate To Restore To Good Standing, as filed in the office of the Secretary of State on November 18, 1996, as amended by the Certificate of Amendment to Certificate of Limited Partnership of GPCLP, dated as of February 2, 1998, as filed in the office of the Secretary of State on February 2, 1998, as further amended by the Certificate of Merger, dated December 12, 2002, as filed in the office of the Secretary of State on December 24, 2002, as amended and restated by the Amended and Restated Certificate of Limited Partnership of GPCLP, dated as of September 6, 2011, as filed in the office of the Secretary of State on September 6, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPCLP, as filed in the office of the Secretary of State on May 7, 2012.
          2. The Certificate of Limited Partnership of Graham Packaging LC, L.P. (formerly known as Liquid Container L.P.), a Delaware limited partnership (“GPLC”), dated as of November 2, 1990, as filed in the office of the Secretary of State on November 2, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of GPLC, dated December 21, 1990, as filed in the office of the Secretary of State on January 10, 1991, as further amended by the First Certificate of Amendment to Certificate of Limited Partnership of GPLC, dated as of July 11, 1995, as filed in the office of the Secretary of State on July 12, 1995, as further amended by the Certificate of Merger, dated May 11, 1998, as filed in the office of the Secretary of State on May 11, 1998, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 21, 2004, as filed in the office of the Secretary of State on September 24, 2004, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 24, 2010, as filed in the office of the Secretary of State on September 24, 2010, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 28, 2010, as filed in the office of the Secretary of State on September 28, 2010, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated February 7, 2011, as filed in the office of the Secretary of State on February 1, 2011, as amended and restated by the Amended and Restated Certificate of Limited Partnership of GPLC, dated as of September 6, 2011, as filed in the office of the Secretary of State on September 6, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPLC, as filed in the office of the Secretary of State on May 7, 2012.

Schedule G
Partnership Agreements
          1. The Agreement of Limited Partnership of GPCLP, dated as of September 20, 1994, entered into by Graham Recycling Corporation, a Pennsylvania corporation, as general partner, and GPHC, as limited partner, as amended and restated by the Amended and Restated Agreement of Limited Partnership of GPCLP, dated as of February 2, 1998, entered into by GPC Opco GP LLC, a Delaware limited liability company (“Opco”), as general partner, and GPHC, as limited partner, and as amended by Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of GPCLP, dated as of September 6, 2011, entered into by Opco, as general partner, and GPHC, as limited partner.
          2. The Fourth Amended and Restated Agreement of Limited Partnership of GPLC, dated as of February 1, 2004, entered into by Liquid Container Inc., a Delaware corporation, CPG-L Holdings Inc., a Delaware corporation, and WCK-L Holdings, Inc., a Delaware corporation, as general partners, and the persons designated on Exhibit A attached thereto, as limited partners, as amended and restated by the Fifth Amended and Restated Agreement of Limited Partnership of GPLC, dated as of September 6, 2011, entered into by Graham Packaging GP Acquisition LLC, a Delaware limited liability company, as general partner, and LP Acquisition, as limited partner.

Schedule H
Transaction Documents
          1. The First Supplemental Indenture to the Indenture, dated as of November 5, 2009 (the “7.750% Notes Indenture”), in respect of the issuance of an aggregate principal amount of $1,125,000,000 of 7.750% Senior Secured Notes due 2016 and an aggregate principal amount of €450,000,000 7.750% Senior Secured Notes due 2016, dated as of November 5, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A.., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          2. The Second Supplemental Indenture to the 7.750% Notes Indenture, dated as of December 2, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          3. The Third Supplemental Indenture to the 7.750% Notes Indenture, dated as of January 29, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          4. The Fourth Supplemental Indenture to the 7.750% Notes Indenture, dated as of February 2, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., and Closure Systems International Americas, Inc., as additional guarantor, and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          5. The Fifth Supplemental Indenture to 7.750% Notes Indenture, dated as of February 25, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Closure Systems International (Hong Kong) Limited and SIG Combibloc Limited, as additional guarantors, and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          6. The Sixth Supplemental Indenture to the 7.750% Notes Indenture, dated as of March 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          7. The Seventh Supplemental Indenture to the 7.750% Notes Indenture, dated as of March 30, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          8. The Eighth Supplemental Indenture to 7.750% Notes Indenture, dated as of May 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          9. The Ninth Supplemental Indenture to the 7.750% Notes Indenture, dated as of June 17, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Whakatane Mill Australia Pty. Limited, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and original collateral agent, and Wilmington Trust (London) Limited as additional collateral agent.
          10. The Tenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of September 1, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          11. The Eleventh Supplemental Indenture to the 7.750% Notes Indenture, dated as of November 9, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          12. The Twelfth Supplemental Indenture to the 7.750% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          13. The Thirteenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          14. The Fourteenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          15. The Fifteenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          16. The Eighteenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          17. The Nineteenth Supplemental Indenture to the 7.750% Notes Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corp., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          18. The Twentieth Supplemental Indenture to the 7.750% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A.., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          19. The Twenty-first Supplemental Indenture to the 7.750% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A.., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          20. The Twenty-second Supplemental Indenture to the 7.750% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          21. The Indenture, dated as of May 4, 2010 (the “8.50% Notes Indenture”), among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon as trustee, principal paying agent, transfer agent, registrar and transfer agent, and The Bank of New York Mellon, London Branch, as paying agent, in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 8.50% Senior Notes due 2018.
          22. The First Supplemental Indenture to the 8.50% Notes Indenture, dated as of June 17, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed on the signature pages thereto, Beverage Packaging Holdings (Luxembourg) I S.A., Whakatane Mill Australia Pty. Limited and The Bank of New York Mellon, as trustee.
          23. The Second Supplemental Indenture to the 8.50% Notes Indenture, dated as of August 27, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and transfer agent, and The Bank of New York Mellon, as paying agent.
          24. The Third Supplemental Indenture to the 8.50% Notes Indenture, dated as of September 1, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee.
          25. The Fourth Supplemental Indenture to the 8.50% Notes Indenture, dated as of November 9, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee.
          26. The Fifth Supplemental Indenture to the 8.50% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          27. The Sixth Supplemental Indenture to the 8.50% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          28. The Seventh Supplemental Indenture to the 8.50% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.

          29. The Eighth Supplemental Indenture to the 8.50% Notes Indenture, dated as of March 2, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          30. The Eleventh Supplemental Indenture to the 8.50% Notes Indenture, dated as of August 5, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          31. The Twelfth Supplemental Indenture to the 8.50% Notes Indenture, dated as of August 9, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          32. The Thirteenth Supplemental Indenture to the 8.50% Notes Indenture, dated as of August 19, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corporation and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          33. The Fourteenth Supplemental Indenture to the 8.50% Notes Indenture, dated as of September 8, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A.., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          34. The Fifteenth Supplemental Indenture to the 8.50% Notes Indenture, dated as of October 14, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          35. The Sixteenth Supplemental Indenture to the 8.50% Notes Indenture, dated as of March 20, 2012 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          36. The First Senior Secured Notes Supplemental Indenture, dated as of November 16, 2010, to the Indenture, dated as of October 15, 2010 (the “7.125% Notes Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow I Inc., RGHL Escrow Issuer (Luxembourg) I S.A., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent, as amended or supplemented, in respect of the issuance of an aggregate principal amount of $1,500,000,000 of 7.125% Senior Secured Notes due 2019, among Reynolds Group

Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          37. The Second Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          38. The Third Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          39. The Fourth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          40. The Fifth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of January 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          41. The Sixth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          42. The Ninth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., SIG Combibloc Ltd., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          43. The Tenth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          44. The Eleventh Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corp., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          45. The Twelfth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          46. The Thirteenth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          47. The Fourteenth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          48. The Fifteenth Senior Secured Notes Supplemental Indenture to the 7.125% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          49. The First Senior Notes Supplemental Indenture, dated as of November 16, 2010, to the Indenture, dated as of October 15, 2010 (the “9.000% Notes Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow I Inc., RGHL Escrow Issuer (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, as amended or supplemented, in respect of the issuance of an aggregate principal amount of $1,500,000,000 of 9.000% Senior Notes due 2019, among Reynolds Group

Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          50. The Second Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          51. The Third Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          52. The Fourth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          53. The Fifth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of January 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent.
          54. The Sixth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          55. The Ninth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., SIG Combibloc Ltd. and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          56. The Tenth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings

(Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          57. The Eleventh Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corp. and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          58. The Twelfth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          59. The Thirteenth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          60. The Fourteenth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          61. The Fifteenth Senior Notes Supplemental Indenture to the 9.000% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          62. The Indenture, dated as of February 1, 2011 (the “6.875% Notes Indenture”), among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, collateral agent and registrar, Wilmington Trust (London) Limited, as additional collateral agent, and The Bank of New York Mellon, London Branch, as paying agent, in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 6.875% Senior Secured Notes due 2021.
          63. The First Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          64. The Second Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          65. The Third Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          66. The Sixth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of June 7, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          67. The Seventh Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., SIG Combibloc Ltd., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          68. The Eighth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          69. The Ninth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corp., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          70. The Tenth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.

          71. The Eleventh Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          72. The Twelfth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          73. The Thirteenth Senior Secured Notes Supplemental Indenture to the 6.875% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          74. The Indenture, dated as of February 1, 2011 (the “8.250% Notes Indenture”), among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar, and The Bank of New York Mellon, London Branch, as paying agent, in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 8.250% Senior Notes due 2021.
          75. The First Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          76. The Second Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          77. The Third Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          78. The Sixth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of June 7, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer

LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          79. The Seventh Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., SIG Combibloc Ltd. and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          80. The Eighth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          81. The Ninth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., Bucephalas Acquisition Corp. and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          82. The Tenth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          83. The Eleventh Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          84. The Twelfth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          85. The Thirteenth Senior Notes Supplemental Indenture to the 8.250% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, registrar and transfer agent.
          86. The First Senior Secured Notes Supplemental Indenture to the Indenture, dated as of August 9, 2011 (the “7.875% Notes Indenture”), among RGHL US Escrow II LLC, RGHL US Escrow II Inc., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and The Bank of New York Mellon, London Branch, as paying agent, in respect of the issuance of an aggregate amount of $1,500,000,000 of 7.875% Senior Secured Notes due 2019, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          87. The Second Senior Secured Notes Supplemental Indenture to the 7.875% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          88. The Third Senior Secured Notes Supplemental Indenture to the 7.875% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          89. The Fourth Senior Secured Notes Supplemental Indenture to the 7.875% Notes Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent.
          90. The First Senior Notes Supplemental Indenture to the Indenture, dated as of August 9, 2011 (the “9.875% Notes Indenture”), among RGHL US Escrow II LLC, RGHL US Escrow II Inc., The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar, and The Bank of New York Mellon, London Branch, as paying agent, in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 9.875% Senior Notes due 2019, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          91. The Second Senior Notes Supplemental Indenture to the 9.875% Notes Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          92. The Third Senior Notes Supplemental Indenture to the 9.875% Notes Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings

(Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.
          93. The Fourth Senior Notes Supplemental Indenture, dated as of March 20, 2012, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A., certain additional note guarantors listed on the signature pages thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar.